Exhibit 4.1

Officers’ Certificate Pursuant to

Section 3.01 of the Indenture

Pursuant to Section 3.01 of the Indenture dated as of January 17, 2006 (the “Indenture”), between Johnson Controls, Inc. (the “Company”) and U.S. Bank National Association (as successor to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”), the undersigned on behalf of the Company and in their respective capacities indicated, hereby certify that we have examined resolutions duly adopted at a meeting of the Board of Directors of the Company on January 24, 2007 and January 21, 2009 and the action of authorized officers of the Company, dated November 29, 2011. Acting pursuant to such resolutions and action, the undersigned hereby establish three series of Debt Securities by means of this Officers’ Certificate, in accordance with the provisions of Section 3.01 of the Indenture:

1. The title of the three new series of Debt Securities shall be: 2.600% Senior Notes due 2016 (the “Notes due 2016”), 3.750% Senior Notes due 2021 (the “Notes due 2021”) and 5.250% Senior Notes due 2041 (the “Notes due 2041”, and collectively with the Notes due 2016 and the Notes due 2021, the “Notes”). U.S. Bank National Association shall be the trustee with respect to the Notes.

2. The aggregate principal amount of Notes due 2016 that may be authenticated and delivered under the Indenture (except for Notes due 2016 authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes due 2016 pursuant to Article 3, the second paragraph of Section 4.03, or Section 11.04, of the Indenture) is initially $400,000,000; provided, however, that the Company shall have the right to reopen the Notes due 2016 and issue additional Debt Securities, which shall be part of the same series as the Notes due 2016 initially issued (except for the issue date and, in some cases, the public offering price and the first interest payment date).

3. The aggregate principal amount of Notes due 2021 that may be authenticated and delivered under the Indenture (except for Notes due 2021 authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes due 2021 pursuant to Article 3, the second paragraph of Section 4.03, or Section 11.04, of the Indenture) is initially $450,000,000; provided, however, that the Company shall have the right to reopen the Notes due 2021 and issue additional Debt Securities, which shall be part of the same series as the Notes due 2021 initially issued (except for the issue date and, in some cases, the public offering price and the first interest payment date).

4. The aggregate principal amount of Notes due 2041 that may be authenticated and delivered under the Indenture (except for Notes due 2041 authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes due 2041 pursuant to Article 3, the second paragraph of Section 4.03, or Section 11.04, of the Indenture) is initially $250,000,000; provided, however, that the Company shall have the right to reopen the Notes due 2041 and issue additional Debt Securities, which shall be part of the same series as the Notes due 2041 initially issued (except for the issue date and, in some cases, the public offering price and the first interest payment date).

5. Principal on the Notes due 2016 shall be payable on December 1, 2016; principal on the Notes due 2021 shall be payable on December 1, 2021; and principal on the Notes due 2041 shall be payable on December 1, 2041.

6. The Notes due 2016 shall bear interest at a rate of 2.600% per annum, the Notes due 2021 shall bear interest at a rate of 3.750% per annum and the Notes due 2041 shall bear interest at a rate of 5.250% per annum, which interest shall accrue from December 2, 2011 and shall be payable semiannually on June 1 and December 1, beginning June 1, 2012, to the persons in whose names the Notes, as applicable, are registered at the close of business on the preceding May 15 and November 15, respectively. Interest on the Notes (as defined below) will be computed on the basis of a 360-day year of twelve 30-day months.

7. The principal of and interest on each series of Notes shall initially be payable at the offices of U.S. Bank National Association (the “Paying Agent”).

8. The Company may redeem the Notes due 2016, in whole or in part, at any time, the Notes due 2021, in whole or in part, at any time prior to September 1, 2021 (three months prior to the maturity date of the Notes due 2021) and the Notes due 2041, in whole or in part, at any time prior to June 1, 2041 (six months prior to the maturity date of the Notes due 2041). The Redemption Price for the Notes to be redeemed on any Redemption Date will be equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed on that Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed on that Redemption Date (not including any portion of such payments of interest accrued to the Redemption Date), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below), plus 25 basis points, in the case of the Notes due 2016, 25 basis points, in the case of the Notes due 2021, or 35 basis points, in the case of the Notes due 2041, plus, in each case, accrued and unpaid interest on the Notes of such series being redeemed to the Redemption Date.

In addition, at any time on or after September 1, 2021 (three months prior to the maturity date of the Notes due 2021), with respect to the Notes due 2021, or June 1, 2041 (six months prior to the maturity date of the Notes due 2041), with respect to the Notes due 2041, the Company may redeem some or all of the applicable series of Notes at its option, at a Redemption Price equal to 100% of the principal amount of the applicable Notes being redeemed, plus accrued and unpaid interest on the Notes of such series being redeemed to the Redemption Date.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a Redemption Date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to the Notes and the Indenture.

As used herein:

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (the “Remaining Life”) of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (or their respective affiliates that are primary U.S. Government securities dealers); provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer, (2) one Primary Treasury Dealer selected by Banca IMI S.p.A. or its successor and (3) one Primary Treasury Dealer selected by Credit Agricole Securities (USA) Inc. or its successor.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third business day preceding the Redemption Date.

Holders of Notes of any series to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. If fewer than all of the Notes of a series are to be redeemed, the Trustee will select, not more than 60 days prior to the Redemption Date, the particular Notes of such series or portions thereof for redemption from the outstanding Notes of such series not previously called by such method as the Trustee deems fair and appropriate.

9. Upon the occurrence of a Change of Control Triggering Event (as defined below) with respect to a series of Notes, unless the Company has exercised its right to redeem the Notes by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of

Notes will have the right to require the Company to purchase all or a portion of such holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, up to but not including the date of purchase (the “Change of Control Payment”), subject to the rights of holders of Notes on the relevant record date to receive interest due and owing on the relevant interest payment date.

Within 30 days following the date upon which the Change of Control Triggering Event occurs or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by first class mail, a notice to each holder of Notes, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

(i)	accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii)	deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company will not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all the Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment on the Change of Control Payment Date.

The Company must comply in all material respects with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will be required to comply with those securities laws and regulations and will not be deemed to have breached the Company’s obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

As used in this Section 9:

“Change of Control” means the occurrence of any of the following after the date of issuance of the Notes:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company assets and the assets of the Company’s Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of the Company’s Subsidiaries;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of the Company’s Subsidiaries) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the Company’s Voting Stock representing a majority of the voting power of the Company’s outstanding Voting Stock;

(3) the Company consolidate with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing a majority of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction;

(4) the first day on which the majority of the members of the board of directors of the Company cease to be Continuing Directors; or

(5) the adoption by the Company’s shareholders of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be deemed to involve a change of control under clause (2) above if (1) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no person (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means, with respect to the applicable series of Notes, the Notes cease to be rated Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change). However, a Change of Control Triggering Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Change of Control Triggering Event for purposes of the definition of Change of Control Repurchase Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Change in Control Triggering Event). If a Rating Agency is not providing a rating for such Notes at the commencement of any Trigger Period, the Notes will be deemed to have ceased to be rated Investment Grade by such Rating Agency during that Trigger Period.

Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Continuing Director” means, as of any date of determination, any member of the Company’s board of directors who:

(1) was a member of the Company’s board of directors on the date of the issuance of the Notes; or

(2) was nominated for election or elected or appointed to the Company’s board of directors with the approval of a majority of the Continuing Directors who were members of the Company’s board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement rating agency and in the manner for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agency.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Person” means any individual, corporation, partnership, limited liability company, business trust, association, joint-stock company, joint venture, trust, incorporated or unincorporated organization or government or any agency or political subdivision thereof.

“Rating Agency” means each of Moody’s and S&P; provided, that if any of Moody’s or S&P ceases to provide rating services to issuers or investors, we may appoint another “nationally recognized statistical rating organization” as defined under Section 3(a)(62) of the Exchange Act as a replacement for such Rating Agency; provided, that the Company shall give notice of such appointment to the Trustee.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

10. The Notes shall not be entitled to any sinking fund.

11. The Notes shall be issuable in United States dollars.

12. Section 13.02 of the Indenture shall apply to the Notes.

13. Payments of principal of and interest on the Notes shall be payable in United States dollars.

14. The Notes shall be issued in the form of fully registered Global Debt Securities in the forms attached hereto as Exhibit A, Exhibit B and Exhibit C which will be deposited with the Trustee as custodian for the Depository Trust Company (the “Depositary”) and registered in the name of “Cede & Co.,” as the nominee of the Depositary. Principal of and interest payments on the Notes of each series will be made to the Depositary or its nominee. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Notes or if at any time the Depositary for the Notes shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Notes. If a successor Depositary for the Notes is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will issue Notes in definitive form in exchange for the Global Debt Security representing Notes in an aggregate principal amount equal to the principal amount of the Notes represented by such Global Debt Security in exchange for the Notes represented by such Global Debt Security.

15. The Notes are issuable in registered form without coupons in denominations of U.S.$2,000 and any integral multiples of U.S.$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes that are of other authorized denominations.

Furthermore, we hereby approve the forms of and authorize the execution and delivery of the Notes.

Capitalized terms used herein which are defined in the Indenture are used herein as so defined.

[Signature Page to Follow]

Dated: December 2, 2011

JOHNSON CONTROLS, INC.

By:	/s/ R. Bruce McDonald
Name:	R. Bruce McDonald
Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Jerome D. Okarma
Name:	Jerome D. Okarma
Title:	Vice President, Secretary and General Counsel

Signature page to Officers’ Certificate Pursuant to Section 3.01 of the Indenture

EXHIBIT A

FORM OF NOTE

Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation (the “Depositary”), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof Cede & Co., has an interest herein.

REGISTERED	REGISTERED

JOHNSON CONTROLS, INC.

2.600% SENIOR NOTES DUE 2016

CUSIP: 478366 AZ0

ISIN: US478366AZ05

No. [ ]	US$	[	]

JOHNSON CONTROLS, INC., a corporation duly organized and existing under the laws of the State of Wisconsin (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [    ], or registered assignees, the principal sum set forth in the Schedule of Transfers and Exchanges in Note attached hereto, which amount shall not exceed Four Hundred Million and 00/100 Dollars ($400,000,000) on December 1, 2016, and to pay interest thereon from December 2, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 1 and December 1 of each year, commencing June 1, 2012, at the rate of 2.600% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 2.600% Note Due 2016 (this “Note,” and all of the Notes collectively referred to herein as the “Notes”) (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Interest Payment Date occurring at maturity will be paid to the person to whom principal shall be payable. Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered Holder on such Regular Record Date by virtue of his having been such Holder, and may either be paid to the Person in whose name this Note (or one or more Predecessor Debt Securities) is registered at the close of business on a Special

Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not more than 15 days and not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

This is one of the Debt Securities of the series designated herein issued under the within-mentioned Indenture.

Dated: December 2, 2011

U.S. Bank National Association, As Trustee

By:
Authorized Officer

Payments of interest will be made by wire transfer of immediately available funds. Principal and any premium and interest payable at Maturity will be paid in immediately available funds upon surrender of such Note at the office of a Paying Agent in The City of New York, New York or at such other office or agency as the Company may designate.

Unless the certificate of authentication herein has been duly executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (the “Debt Securities”), issued or to be issued in one or more series under an indenture, dated as of January 17, 2006 (the “Base Indenture”), between the Company and U.S. Bank National Association (the “Trustee,” which term includes any successor Trustee under the Base Indenture) to which Base Indenture, together with all indentures supplemental to the Base Indenture and the Officers’ Certificates under Section 3.01 of the Base Indenture setting forth the form and terms of the Notes (the Base Indenture as so supplemented, “the Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof limited in aggregate principal amount to $400,000,000, except that the Company may, without the consent of the Holders, “reopen” the series and issue more notes that have the same ranking, interest rate, maturity date and other terms as this Note.

All or a portion of the Notes may be redeemed by the Company at any time or from time to time. The Redemption Price for the Notes to be redeemed on any Redemption Date will be equal to the greater of (i) 100% of the principal amount of the Notes being redeemed on the Redemption Date and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 25 basis points, plus in either of case (i) or (ii) above, accrued and unpaid interest on the Notes being redeemed to the Redemption Date. Holders of Notes to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the Redemption Date. If fewer than all of the Notes are to be redeemed, the Trustee will select, not more than 60 days prior to the Redemption Date, the particular Notes or portions thereof for redemption from the outstanding not previously called by such method as the Trustee deems fair and appropriate.

For the purposes of determining the Redemption Price, “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third business day preceding the Redemption Date. “Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of Debt Securities of comparable maturity to the remaining term of such Notes. “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company. “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations. “Reference Treasury Dealer” means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (or their respective affiliates that are primary U.S. Government securities dealers); provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer, (2) one Primary Treasury Dealer selected by Banca IMI S.p.A. or its successor and (3) one Primary Treasury Dealer selected by Credit Agricole Securities (USA) Inc. or its successor. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding the Redemption Date.

The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes, each Holder of Notes will have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to a Change of Control Offer, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, up to but not including the date of purchase, subject to the rights of Holders of Notes on the relevant record date to receive interest due and owing on the relevant Interest Payment Date. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture; provided, however, that no such supplemental indenture shall (a) extend the time or terms of payment of the principal at maturity of, or the interest on, any such series of Debt Securities, or reduce principal or premium or the rate of interest, without the consent of the Holder thereof, or (b) without the consent of all of the Holders of any series of Debt Securities then outstanding, reduce the percentage of Debt Securities of any such series, the Holders of which are required to consent (i) to any such supplemental indenture, (ii) to rescind and annul a declaration that the Debt Securities of any series are due and payable as a result of the occurrence of an Event of Default, (iii) to waive any past Event of Default under the Indenture and its consequences and (iv) to waive compliance with certain other provisions contained in the Indenture.

The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture.

The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes are issuable only in registered form without coupons in denominations of U.S.$2,000 and any integral multiples of U.S.$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes that are of other authorized denominations.

Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note for an equal aggregate amount. Registration or registration of transfer of any Note by the Debt Security Registrar (initially U.S. Bank National Association) in the registry books maintained by such Debt Security Registrar in The City of New York, New York, and delivery of such Note, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Note.

No service charge shall be made for any exchange or registration of transfer, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner for all purposes whether or not such Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Certain of the Company’s obligations under the Indenture with respect to the Notes may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all of the Notes, as described in the Indenture.

This Note is in the form of a Global Security as provided in the Indenture. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary for the Notes shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Note. If a successor Depositary for this Note is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will issue Notes in definitive form in exchange for the Global Security representing Notes in an aggregate principal amount equal to the principal amount of this Note in exchange for this Note.

No recourse under or upon any obligation, covenant or agreement of the Indenture, any supplemental indenture, or of any Note, or for any claim based hereon, or otherwise in respect thereof shall be had against any incorporator, stockholder, or director, as such, past, present or future, of the Company or any Subsidiary or of any predecessor or successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liabilities being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Notes are subject to defeasance at the option of the Company as provided in the Indenture.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: December 2, 2011	JOHNSON CONTROLS, INC.

By:
	Name:	R. Bruce McDonald
	Title:	Executive Vice President and Chief Financial Officer
[SEAL]
Attest:

By:
	Name:	Jerome D. Okarma
	Title:	Vice President, Secretary and General Counsel

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________Custodian________

(Cust)              (Minor)

Under Uniform Gifts to Minors Act

_______________________

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                              attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

JOHNSON CONTROLS, INC.

2.600% Senior Notes due 2016

The initial principal amount of this Global Debt Security is [            ] Dollars ($[            ]). The following increases or decreases in the principal amount of this Global Debt Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Debt Security	Amount of Increase in Principal amount of this Global Debt Security	Principal Amount of Global Debt Security following such Decrease or Increase	Signature of Authorized Signature of trustee or Custodian
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________

EXHIBIT B

FORM OF NOTE

Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation (the “Depositary”), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof Cede & Co., has an interest herein.

REGISTERED	REGISTERED

JOHNSON CONTROLS, INC.

3.750% SENIOR NOTES DUE 2021

CUSIP: 478366 BA4

ISIN: US478366BA45

No. [ ]	US$[ ]

JOHNSON CONTROLS, INC., a corporation duly organized and existing under the laws of the State of Wisconsin (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [        ], or registered assignees, the principal sum set forth in the Schedule of Transfers and Exchanges in Note attached hereto, which amount shall not exceed Four Hundred Fifty Million and 00/100 Dollars ($450,000,000) on December 1, 2021, and to pay interest thereon from December 2, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 1 and December 1 of each year, commencing June 1, 2012, at the rate of 3.750% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.750% Note Due 2021 (this “Note,” and all of the Notes collectively referred to herein as the “Notes”) (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Interest Payment Date occurring at maturity will be paid to the person to whom principal shall be payable. Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered Holder on such Regular Record Date by virtue of his having been such Holder, and may either be paid to the Person in whose name this Note (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not more than 15 days and not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

This is one of the Debt Securities of the series designated herein issued under the within-mentioned Indenture.

Dated: December 2, 2011

U.S. Bank National Association, As Trustee

By:
Authorized Officer

Payments of interest will be made by wire transfer of immediately available funds. Principal and any premium and interest payable at Maturity will be paid in immediately available funds upon surrender of such Note at the office of a Paying Agent in The City of New York, New York or at such other office or agency as the Company may designate.

Unless the certificate of authentication herein has been duly executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (the “Debt Securities”), issued or to be issued in one or more series under an indenture, dated as of January 17, 2006 (the “Base Indenture”), between the Company and U.S. Bank National Association (the “Trustee,” which term includes any successor Trustee under the Base Indenture) to which Base Indenture, together with all indentures supplemental to the Base Indenture and the Officers’ Certificates under Section 3.01 of the Base Indenture setting forth the form and terms of the Notes (the Base Indenture as so supplemented, “the Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof limited in aggregate principal amount to $450,000,000, except that the Company may, without the consent of the Holders, “reopen” the series and issue more notes that have the same ranking, interest rate, maturity date and other terms as this Note.

All or a portion of the Notes may be redeemed by the Company at any time prior to September 1, 2021 (three months prior to the maturity date of the Notes). The Redemption Price for the Notes to be redeemed on any Redemption Date will be equal to the greater of (i) 100% of the principal amount of the Notes being redeemed on the Redemption Date and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 25 basis points, plus in either of case (i) or (ii) above, accrued and unpaid interest on the Notes being redeemed to the Redemption Date.

In addition, at any time on or after September 1, 2021 (three months prior to the maturity date of the Notes), the Company may redeem some or all of the Notes at its option, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to the Redemption Date.

Holders of Notes to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the Redemption Date. If fewer than all of the Notes are to be redeemed, the Trustee will select, not more than 60 days prior to the Redemption Date, the particular Notes or portions thereof for redemption from the outstanding not previously called by such method as the Trustee deems fair and appropriate.

For the purposes of determining the Redemption Price, “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third business day preceding the Redemption Date. “Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of Debt Securities of comparable maturity to the remaining term of such Notes. “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company. “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations. “Reference Treasury Dealer” means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (or their respective affiliates that are primary U.S. Government securities dealers); provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer, (2) one Primary Treasury Dealer selected by Banca IMI S.p.A. or its successor and (3) one Primary Treasury Dealer selected by Credit Agricole Securities (USA) Inc. or its successor. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding the Redemption Date.

The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes, each Holder of Notes will have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to a Change of Control Offer, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, up to but not including the date of purchase, subject to the rights of Holders of Notes on the relevant record date to receive interest due and owing on the relevant Interest Payment Date. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture; provided, however, that no such supplemental indenture shall (a) extend the time or terms of payment of the principal at maturity of, or the interest on, any such series of Debt Securities, or reduce principal or premium or the rate of interest, without the consent of the Holder thereof, or (b) without the consent of all of the

Holders of any series of Debt Securities then outstanding, reduce the percentage of Debt Securities of any such series, the Holders of which are required to consent (i) to any such supplemental indenture, (ii) to rescind and annul a declaration that the Debt Securities of any series are due and payable as a result of the occurrence of an Event of Default, (iii) to waive any past Event of Default under the Indenture and its consequences and (iv) to waive compliance with certain other provisions contained in the Indenture.

The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture.

The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes are issuable only in registered form without coupons in denominations of U.S.$2,000 and any integral multiples of U.S.$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes that are of other authorized denominations.

Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note for an equal aggregate amount. Registration or registration of transfer of any Note by the Debt Security Registrar (initially U.S. Bank National Association) in the registry books maintained by such Debt Security Registrar in The City of New York, New York, and delivery of such Note, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Note.

No service charge shall be made for any exchange or registration of transfer, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner for all purposes whether or not such Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Certain of the Company’s obligations under the Indenture with respect to the Notes may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all of the Notes, as described in the Indenture.

This Note is in the form of a Global Security as provided in the Indenture. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary for the Notes shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Note. If a successor Depositary for this Note is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will issue Notes in definitive form in exchange for the Global Security representing Notes in an aggregate principal amount equal to the principal amount of this Note in exchange for this Note.

No recourse under or upon any obligation, covenant or agreement of the Indenture, any supplemental indenture, or of any Note, or for any claim based hereon, or otherwise in respect thereof shall be had against any incorporator, stockholder, or director, as such, past, present or future, of the Company or any Subsidiary or of any predecessor or successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liabilities being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Notes are subject to defeasance at the option of the Company as provided in the Indenture.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: December 2, 2011	JOHNSON CONTROLS, INC.

By:
	Name:	R. Bruce McDonald
	Title:	Executive Vice President and Chief Financial Officer

[SEAL]	Attest:

By:
	Name:	Jerome D. Okarma
	Title:	Vice President, Secretary and General Counsel

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______Custodian_______

(Cust)            (Minor)

Under Uniform Gifts to Minors Act

_____________________

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

JOHNSON CONTROLS, INC.

3.750% Senior Notes due 2021

The initial principal amount of this Global Debt Security is [            ] Dollars ($[            ]). The following increases or decreases in the principal amount of this Global Debt Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Debt Security	Amount of Increase in Principal amount of this Global Debt Security	Principal Amount of Global Debt Security following such Decrease or Increase	Signature of Authorized Signature of trustee or Custodian
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________	_______________

EXHIBIT C

FORM OF NOTE

Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation (the “Depositary”), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof Cede & Co., has an interest herein.

REGISTERED	REGISTERED

JOHNSON CONTROLS, INC.

5.250% SENIOR NOTES DUE 2041

CUSIP: 478366 BB2

ISIN: US478366BB28

No. [ ]	US$[ ]

JOHNSON CONTROLS, INC., a corporation duly organized and existing under the laws of the State of Wisconsin (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [            ], or registered assignees, the principal sum set forth in the Schedule of Transfers and Exchanges in Note attached hereto, which amount shall not exceed Two Hundred Fifty Million and 00/100 Dollars ($250,000,000) on December 1, 2041, and to pay interest thereon from December 2, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 1 and December 1 of each year, commencing June 1, 2012, at the rate of 5.250% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 5.250% Note Due 2041 (this “Note,” and all of the Notes collectively referred to herein as the “Notes”) (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Interest Payment Date occurring at maturity will be paid to the person to whom principal shall be payable. Any such interest not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered Holder on such Regular Record Date by virtue of his having been such Holder, and may either be paid to the Person in whose name this Note (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not more than 15 days and not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

This is one of the Debt Securities of the series designated herein issued under the within-mentioned Indenture.

Dated: December 2, 2011

U.S. Bank National Association, As Trustee

By:
Authorized Officer

Payments of interest will be made by wire transfer of immediately available funds. Principal and any premium and interest payable at Maturity will be paid in immediately available funds upon surrender of such Note at the office of a Paying Agent in The City of New York, New York or at such other office or agency as the Company may designate.

Unless the certificate of authentication herein has been duly executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (the “Debt Securities”), issued or to be issued in one or more series under an indenture, dated as of January 17, 2006 (the “Base Indenture”), between the Company and U.S. Bank National Association (the “Trustee,” which term includes any successor Trustee under the Base Indenture) to which Base Indenture, together with all indentures supplemental to the Base Indenture and the Officers’ Certificates under Section 3.01 of the Base Indenture setting forth the form and terms of the Notes (the Base Indenture as so supplemented, “the Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof limited in aggregate principal amount to $250,000,000, except that the Company may, without the consent of the Holders, “reopen” the series and issue more notes that have the same ranking, interest rate, maturity date and other terms as this Note.

All or a portion of the Notes may be redeemed by the Company at any time prior to June 1, 2041 (six months prior to the maturity date of the Notes). The Redemption Price for the Notes to be redeemed on any Redemption Date will be equal to the greater of (i) 100% of the principal amount of the Notes being redeemed on the Redemption Date and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 35 basis points, plus in either of case (i) or (ii) above, accrued and unpaid interest on the Notes being redeemed to the Redemption Date.

In addition, at any time on or after June 1, 2041 (six months prior to the maturity date of the Notes), the Company may redeem some or all of the Notes at its option, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to the Redemption Date.

Holders of Notes to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the Redemption Date. If fewer than all of the Notes are to be redeemed, the Trustee will select, not more than 60 days prior to the Redemption Date, the particular Notes or portions thereof for redemption from the outstanding not previously called by such method as the Trustee deems fair and appropriate.

For the purposes of determining the Redemption Price, “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage’ of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third business day preceding the Redemption Date. “Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of Debt Securities of comparable maturity to the remaining term of such Notes. “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company. “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations. “Reference Treasury Dealer” means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (or their respective affiliates that are primary U.S. Government securities dealers); provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer, (2) one Primary Treasury Dealer selected by Banca IMI S.p.A. or its successor and (3) one Primary Treasury Dealer selected by Credit Agricole Securities (USA) Inc. or its successor. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding the Redemption Date.

The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes, each Holder of Notes will have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to a Change of Control Offer, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, up to but not including the date of purchase, subject to the rights of Holders of Notes on the relevant record date to receive interest due and owing on the relevant Interest Payment Date. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture; provided, however, that no such supplemental indenture shall (a) extend the time or terms of payment of the principal at maturity of, or the interest on, any such series of Debt Securities, or reduce principal or premium or the rate of interest, without the consent of the Holder thereof, or (b) without the consent of all of the Holders of any series of Debt Securities then outstanding, reduce the percentage of Debt Securities of any such series, the Holders of which are required to consent (i) to any such supplemental indenture, (ii) to rescind and annul a declaration that the Debt Securities of any series are due and payable as a result of the occurrence of an Event of Default, (iii) to waive any past Event of Default under the Indenture and its consequences and (iv) to waive compliance with certain other provisions contained in the Indenture.

The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture.

The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes are issuable only in registered form without coupons in denominations of U.S.$2,000 and any integral multiples of U.S.$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes that are of other authorized denominations.

Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note for an equal aggregate amount. Registration or registration of transfer of any Note by the Debt Security Registrar (initially U.S. Bank National Association) in the registry books maintained by such Debt Security Registrar in The City of New York, New York, and delivery of such Note, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Note.

No service charge shall be made for any exchange or registration of transfer, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner for all purposes whether or not such Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Certain of the Company’s obligations under the Indenture with respect to the Notes may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all of the Notes, as described in the Indenture.

This Note is in the form of a Global Security as provided in the Indenture. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary for the Notes shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Note. If a successor Depositary for this Note is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will issue Notes in definitive form in exchange for the Global Security representing Notes in an aggregate principal amount equal to the principal amount of this Note in exchange for this Note.

No recourse under or upon any obligation, covenant or agreement of the Indenture, any supplemental indenture, or of any Note, or for any claim based hereon, or otherwise in respect thereof shall be had against any incorporator, stockholder, or director, as such, past, present or future, of the Company or any Subsidiary or of any predecessor or successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liabilities being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Notes are subject to defeasance at the option of the Company as provided in the Indenture.

All terms used in this Note, which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: December 2, 2011	JOHNSON CONTROLS, INC.

By:
	Name:	R. Bruce McDonald
	Title:	Executive Vice President and Chief Financial Officer

[SEAL]	Attest:

By:
	Name:	Jerome D. Okarma
	Title:	Vice President, Secretary and General Counsel

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______Custodian_________

(Cust)            (Minor)

Under Uniform Gifts to Minors Act

______________________

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Schedule I

SCHEDULE OF TRANSFERS AND EXCHANGES

JOHNSON CONTROLS, INC.

5.250% Senior Notes due 2041

The initial principal amount of this Global Debt Security is [            ] Dollars ($[            ]). The following increases or decreases in the principal amount of this Global Debt Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Debt Security	Amount of Increase in Principal amount of this Global Debt Security	Principal Amount of Global Debt Security following such Decrease or Increase	Signature of Authorized Signature of trustee or Custodian
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C-9